UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 16, 2007

XILINX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(d) Election of Directors

(3)          Xilinx, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K filed on April 2, 2007 to provide additional information that was not determined or available at the time the original report was filed. The April 2, 2007 Form 8-K reported appointment of Marshall C. Turner to the Company’s Board of Directors. On April 16, 2007, the Board of Directors appointed Mr. Turner to the Company’s Audit Committee on the recommendation of the Company’s Nominating and Governance Committee.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2007	XILINX, INC.

	By:	/s/ Jon A. Olson
Jon A. Olson
Senior Vice President, Finance and
Chief Financial Officer